                                                                    EXHIBIT 4.2

                              OFFICERS' CERTIFICATE

                                       OF

                                   AMGEN INC.

Dated as of November 18, 2004

                  The undersigned officers of the Company certify, pursuant to resolutions duly adopted by the Board of Directors of the Company at a meeting duly held on October 5, 2004, and the unanimous written consent of the Offering Committee of the Board of Directors, dated as of November 15, 2004 (collectively, the "RESOLUTIONS"), and in accordance with Sections 2.1, 2.2 and
2.3 of the Indenture, dated as of August 4, 2003 (the "INDENTURE"; capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Indenture), between Amgen Inc., a Delaware corporation (the "COMPANY"), and JPMorgan Chase Bank, N.A., as trustee, (the "TRUSTEE") the following matters related to the issuance of the Company's 4.00% Senior Notes due 2009 (the "2009 NOTES") and the Company's 4.85% Senior Notes due 2014 (the "2014 NOTES"):

            1. Attached hereto as Annex A is a true and correct copy of a specimen note (the "FORM OF 2009 NOTE") representing the 2009 Notes and attached hereto as Annex B is a true and correct copy of a specimen note (the "FORM OF 2014 NOTE") representing the 2014 Notes. The Form of 2009 Note and the Form of 2014 Note are herein collectively referred to as the "FORMS OF NOTES." The Forms of Notes set forth certain of the terms required to be set forth in this Certificate pursuant to Section 2.2 of the Indenture, and said terms are incorporated herein by reference. The 2009 Notes and the 2014 Notes are each a separate series of Securities under the Indenture and are referred to herein collectively as the "NOTES." The term "Notes" shall also include any exchange notes issued in exchange for the 2009 Notes and 2014 Notes, respectively, pursuant to the transactions contemplated by that certain Registration Rights Agreement, dated as of November 18, 2004 (the "REGISTRATION RIGHTS AGREEMENT"), by and among the Company and the initial purchasers named therein (the "EXCHANGE SECURITIES").

            2. The title of the 2009 Notes shall be the "4.00% Senior Notes due 2009" and the title of the 2014 Notes shall be the "4.85% Senior Notes due 2014."

            3. The 2009 Notes shall be issued at the initial offering price of 99.803% of the principal amount and the 2014 Notes shall be issued at the initial offering price of 99.984% of the principal amount.

            4. The Company will initially issue $1.0 billion aggregate principal amount of 2009 Notes (except for 2009 Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of, other 2009 Notes pursuant to Sections 2.7, 2.8, 2.11, 3.6 or 9.6 of the Indenture) and the $1.0 billion aggregate principal amount of 2014 Notes (except for 2014 Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of, other 2014 Notes pursuant to Sections 2.7, 2.8, 2.11, 3.6 or

      9.6 of the Indenture). The Company may issue additional 2009 Notes and/or 2014 Notes from time to time after the date hereof, and such Notes will be treated as part of the respective series of Notes for all purposes under the Indenture.

            5. The Notes and the Exchange Securities shall be issued as Global Securities only and will be exchangeable for certificated notes ("CERTIFICATED NOTES") only if:

                  (a) DTC (x) notifies the Company that it is unwilling or unable to continue as depository for the Global Securities or (y) at any time has ceased to be a clearing agency registered under the Exchange Act and, in either case, the Company fails to appoint a successor depository registered as a clearing agency under the Exchange Act within 90 days of such event;

                  (b) the Company, at its option, notifies the Trustee in writing to the effect that the Company elects to cause the issuance of the Certificated Notes; or

                  (c) there has occurred and is continuing an Event of Default with respect to the Notes.

                  Certificated Notes delivered in exchange for any Global Security or beneficial interests in Global Securities will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depository (in accordance with its customary procedures).

            6. The Global Securities and the Certificated Notes will bear the following restrictive legend unless the legend is not required by applicable law, or as set forth in Item 7 below:

                  "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (I) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE

      TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO ANY TRANSFER, THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTES, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A NON-U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION." "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION."

            7. In accordance with the terms of the Exchange Offer (as defined in the Registration Rights Agreement), the Company will issue, and upon receipt of a written order in accordance with Section 2.3 of the Indenture, the Trustee will authenticate:

                  a. One or more Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Securities tendered into the Exchange Offer pursuant to the terms of the Registration Rights Agreement; and

                  b. Certificated Notes in an aggregate principal amount equal to the principal amount of the Certificated Notes tendered into the Exchange Offer pursuant to the terms of the Registration Rights Agreement.

            Such Global Securities and Certificated Notes shall will not contain the restrictive legend set forth in Item 7 above. Concurrently with the issuance of such Exchange Securities, the Company will instruct the Trustee to cause the aggregate principal amount of the applicable Global Securities and Certificated Notes to be reduced accordingly.

            8. The Notes shall be denominated in Dollars and payments of principal and interest shall be made in Dollars.

            9. In addition to the covenants set forth in Article IV of the Indenture, the following additional covenants shall apply to the 2009 Notes and the 2014 Notes and shall be incorporated into the Indenture with respect to the 2009 Notes and the 2014 Notes, such additional covenants to be subject to covenant defeasance pursuant to Section 8.4 of the Indenture:

            "Section 4.5 LIMITATION ON LIENS.

            (a) The Company shall not, nor shall it permit any of its Subsidiaries to, create or incur any Lien on any of their respective Properties, whether now owned or hereafter acquired, or upon any income or profits therefrom, in order to secure any Indebtedness of the Company, without effectively providing that such series of Notes shall be equally and ratably secured until such time as such Indebtedness is no longer secured by such Lien, except:

                  (1)   Liens existing as of November 18, 2004 (the "CLOSING
DATE");

                  (2) Liens granted after the Closing Date on any of the Company or any of its Subsidiaries' Properties securing Indebtedness of the Company created in favor of the Holders of the Notes;

                  (3) Liens securing Indebtedness of the Company which are incurred to extend, renew or refinance Indebtedness which is secured by Liens permitted to be incurred under the Indenture; provided that those Liens do not extend to or cover any of the Company or any of its Subsidiaries' Property other than the Property securing the Indebtedness being refinanced and that the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced;

                  (4) Liens created in substitution of or as replacements for any Liens permitted by the preceding clauses (1) through (3) directly above, provided that, based on a good faith determination of an Officer of the Company, the Property encumbered under any such substitute or replacement Lien is substantially similar in nature to the Property encumbered by the otherwise permitted Lien which is being replaced; and

                  (5)   Permitted Liens.

            (b) Notwithstanding the foregoing, the Company and any of its Subsidiaries may, without securing either series of Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto, Exempted Debt does not exceed the greater of (x) 35% of Consolidated Net Worth calculated as of the date of the creation or incurrence of the Lien or (y) 35% of Consolidated Net Worth calculated as of the Closing Date.

            Section 4.6 LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS.

            (a) The Company shall not and shall not permit its Subsidiaries to, enter into any sale and lease-back transaction for the sale and leasing back of any Property, whether now owned or hereafter acquired, of the Company or any Subsidiary of the Company, unless:

                  (1)   such transaction was entered into prior to the Closing
Date;

                  (2) such transaction was for the sale and leasing back of any Property by a Subsidiary of the Company to the Company;

                  (3) such transaction involves a lease for less than three years;

                  (4) the Company would be entitled to incur Indebtedness secured by a mortgage on the property to be leased in an amount equal to the Attributable Liens with respect to such sale and lease-back transaction without equally and ratably securing the Notes pursuant to Section 4.5; or

                  (5) the Company applies an amount equal to the fair value of the proceeds of the Property sold to the purchase of Property or to the retirement of long-term Indebtedness of the Company or any of its Subsidiaries within 120 days of the effective date of any such sale and lease-back transaction. In lieu of applying such amount to such retirement, the Company may, or may cause any of its Subsidiaries to, deliver debt securities to the Trustee therefor for cancellation, such debt securities to be credited at the cost thereof to the Company.

            (b) Notwithstanding the foregoing, the Company and any of its Subsidiaries may enter into any sale lease-back transaction which would otherwise be subject to the foregoing restrictions if after giving effect thereto and at the time of determination, Exempted Debt does not exceed the greater of (a) 35% of Consolidated Net Worth calculated as of the closing date of the sale-leaseback transaction or (b) 35% of Consolidated Net Worth calculated as of the Closing Date.

            10. In addition to the definitions set forth in Article I of the Indenture, each of the Notes shall include the following additional definitions, which, in the event of a conflict with the definition of terms in the Indenture, shall control:

            As used in this section, the following terms have the meanings set forth below.

            "Attributable Liens" means in connection with a sale and lease-back transaction the lesser of:

            (1) the fair market value of the assets subject to such transaction; and

            (2) the present value (discounted at a rate per annum equal to the average interest borne by all outstanding debt securities issued under the indenture (which may include debt securities in addition to the Notes) determined on a weighted average basis and compounded semi-annually) of the obligations of the lessee for rental payments during the term of the related lease.

            "Capital Lease" means any Indebtedness represented by a lease obligation of a Person incurred with respect to real property or equipment acquired or leased by such Person and used in its business that is required to be recorded as a capital lease in accordance with GAAP.

            "Consolidated Net Worth" means, as of any date of determination, the Stockholders' Equity of the Company and its Consolidated Subsidiaries on that date.

            "Consolidated Subsidiary" means, as of any date of determination and with respect to any Person, any Subsidiary of that Person whose financial data is, in accordance with GAAP, reflected in that Person's consolidated financial statements.

            "Credit Agreement" means the Credit Agreement, dated as of July 16, 2004, by and among the company, Citicorp USA, Inc., Barclays Bank PLC and each other financial institution party thereto, Citibank, N.A., as issuing bank, Citicorp USA, Inc., as administrative agent, and Barclays Bank PLC, as Syndication Agent, as such agreement may be amended (including any amendment, restatement, refinancing and successors thereof), supplemented or otherwise modified from time to time, including any increase in the principal amount of the obligations thereunder.

            "Credit Facilities" means, one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities, in each case, with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

            "Exempted Debt" means the sum of the following as of the date of determination:

            (1) Indebtedness of the Company incurred after the Closing Date and secured by Liens not permitted by Section 4.5(a) above; and

            (2) Attributable Liens of the Company and any of its Subsidiaries in respect of sale and lease-back transactions entered into after the Closing Date pursuant to Section 4.6(b) above.

            "Governmental Agency" means:

            (1) any foreign, federal, state, county or municipal government, or political subdivision thereof;

            (2) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body;

            (3) any court or administrative tribunal;

            (4) with respect to any Person, any arbitration tribunal or other nongovernmental authority to whose jurisdiction that Person has consented.

            "Hedging Obligations" means, with respect to any specified Person, the obligations of such Person under:

            (1) interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

            (2) other agreements or arrangements designed to manage interest rates or interest rate risk; and

            (3) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices.

            "Indebtedness" of any Person means, without duplication, any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements with respect thereto) or representing the balance deferred and unpaid of the purchase price of any Property (including pursuant to Capital Leases), except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP (but does not include contingent liabilities which appear only in a footnote to a balance sheet), and shall also include, to the extent not otherwise included, the guaranty of items which would be included within this definition.

            "Laws" means, collectively, all foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or controlling precedents of any Governmental Agency.

            "Lien" means any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

            "Make-Whole Amount" means the excess of (1) the aggregate present value, on the redemption date, of the principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable if such redemption or accelerated payment had not been made, over (2) the aggregate principal amount of the Notes being redeemed or paid. Net present value shall be determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined below and as determined on the third business day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made.

            "Permitted Liens" means:

            (1) Liens securing Indebtedness under Credit Facilities;

            (2) Liens on accounts receivable, merchandise inventory, equipment, and patents, trademarks, trade names and other intangibles, securing Indebtedness of the Company;

            (3) Liens on any assets of the Company, any of its Subsidiaries' assets, or the assets of any joint venture to which the Company or any of its Subsidiaries is a party, created solely to secure obligations incurred to finance the refurbishment, improvement or construction of such asset, which obligations are incurred no later than 24 months after completion of such refurbishment, improvement or construction, and all renewals, extensions, refinancings, replacements or refundings of such obligations;

            (4) (a) Liens given to secure the payment of the purchase price incurred in connection with the acquisition (including acquisition through merger or consolidation) of Property (including shares of stock), including Capital Lease transactions in connection with any such acquisition, and (b) Liens existing on Property at the time of acquisition thereof or at the time of acquisition by the Company or one of its Subsidiaries of any Person then owning such Property whether or not such existing Liens were given to secure the payment of the purchase price of the Property to which they attach; provided that, with respect to clause (a), the Liens shall be given within 24 months after such acquisition and shall attach solely to the Property acquired or purchased and any improvements then or thereafter placed thereon;

            (5) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

            (6) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

            (7) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other Property relating to such letters of credit and the products and proceeds thereof;

            (8) Liens on key-man life insurance policies granted to secure Indebtedness of the Company against the cash surrender value thereof;

            (9) Liens encumbering customary initial deposits and margin deposits and other Liens in the ordinary course of business, in each case securing Hedging Obligations and forward contract, option, futures contracts, futures options or similar agreements or arrangements designed to protect the Company or any of its Subsidiaries from fluctuations in interest rates, currencies or the price of commodities;

            (10) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by Company or any of its Subsidiaries in the ordinary course of business;

            (11) pre-existing Liens on assets acquired by the Company or any of its Subsidiaries after the Closing Date of the offering of the Notes;

            (12) Liens in favor of the Company or in favor of any of its Subsidiaries;

            (13) inchoate Liens incident to construction or maintenance of real property, or Liens incident to construction or maintenance of real property, now or hereafter filed of record for sums not yet delinquent or being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefore;

            (14) statutory Liens arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefore;

            (15) Liens consisting of pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

            (16) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business to which Company or any of its Subsidiaries is a party as lessee, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 16-2/3% of the annual fixed rentals payable under such lease;

            (17) Liens consisting of deposits of Property to secure statutory obligations of the Company or statutory obligations of any of its Subsidiaries in the ordinary course of its business;

            (18) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds in proceedings to which Company or any of its Subsidiaries is a party in the ordinary course of its business, but not in excess of $25,000,000;

            (19) purchase money Liens or purchase money security interests upon or in any Property acquired or held by Company or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such Property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such Property;

            (20) Liens on an asset created in connection with the acquisition, construction or development of additions, extensions or improvements to such asset which shall be financed by obligations described in Sections 142, 144(a) or 144(c) of the Internal Revenue Code of 1986, as amended, or by obligations entitled to substantially similar tax benefits under other legislation or regulations in effect from time to time; and

            (21) Liens on Property subject to escrow or similar arrangements established in connection with litigation settlements.

            "Property" means any property or asset, whether real, personal or mixed, or tangible or intangible.

            "Reinvestment Rate" means for the 2009 Notes, 0.10% and for the 2014 Notes, means 0.15%, in each case plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release (as defined below) under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

            "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such Statistical Release is not published at the time of any determination under the indenture, then such other reasonably comparable index which shall be designated by us.

            "Stockholders' Equity" means, as of any date of determination, stockholders' equity as of that date determined in accordance with GAAP; provided that there shall be excluded from Stockholders' Equity any amount attributable to capital stock that is, directly or indirectly, required to be redeemed or repurchased by the issuer thereof at a specified date or upon the occurrence of specified events or at the election of the holder thereof.

            11. The Depository for the Notes shall be The Depository Trust Company ("DTC").

            12. Each of the undersigned is authorized to approve the form, terms and conditions of the Notes.

            13. Attached hereto as Annex C are true and correct copies of the Resolutions.

            14. Each of the undersigned has read the provisions of the Indenture, including the covenants and conditions precedent, pertaining to the issuance of the Notes.

            15. In connection with this Certificate, each of the undersigned has examined the documents, corporate records and certificates and has made such inquiries of the other officers of the Company, which he has deemed necessary to enable him to express an informed opinion as to whether or not such comments and conditions have been complied with.

            16. In the opinion of each of the undersigned, all of the conditions and covenants related to the issuance of the Notes have been complied with.

            IN WITNESS WHEREOF, the undersigned have executed this Officers' Certificate as of the date first set forth above.

                                       By:    /s/ Richard D. Nanula
                                          -------------------------------------
                                          Name:  Richard D. Nanula
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                       By:       Steven J. Schoch
                                          -------------------------------------
                                          Name:  Steven J. Schoch
                                          Title: Vice President, Finance and
                                                 Controller

                                     Annex A Form of 4.00% Senior Notes due 2009

                                 [Face of Note]

                                                          CUSIP/CINS ___________

                           4.00% Senior Notes due 2009

No. ___                                                            $____________

                                   AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of _____________________ on November 18, 2009.

Interest Payment Dates: May 18 and November 18

Record Dates: 15th day prior to May 18 and November 18

Dated: November 18, 2004

                                              AMGEN INC.

                                              By: ______________________________
                                                  Name:
                                                  Title:

                                              By: ______________________________
                                                  Name:
                                                  Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

JPMorgan Chase Bank, N.A.,
  as Trustee

By: ________________________________
          Authorized Officer

                                 [Back of Note]
                           4.00% SENIOR NOTES DUE 2009

[GLOBAL LEGEND]

      THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

[TRANSFER RESTRICTED LEGEND]

      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE
HOLDER (I) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E)
PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO ANY TRANSFER, THE HOLDER OF
THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS

LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTES, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A NON-U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION." "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

      Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            (1) INTEREST. Amgen Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 4.00% per annum from November 18, 2004 until maturity and shall pay the Special Interest (as defined in the Registration Rights Agreement), if any, payable pursuant to Section 4 of the Registration Rights Agreement referred to below. The Company will pay interest and Special Interest, if any, semi-annually in arrears on May 18 and November 18 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be May 18, 2005; provided further that after May 18, 2005, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date.

            (2) METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Special Interest, if any, to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date
      (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, interest and Special Interest, if any, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest and Special Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and Special Interest, if any, on, all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

            (3) PAYING AGENT AND REGISTRAR. Initially, JPMorgan Chase Bank, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

            (4)  INDENTURE.  The terms of the Notes include those stated in  the
      Indenture and those made part of the Indenture by the Officers' Certificate dated November 18, 2004 delivered pursuant thereto (the "Officers' Certificate") and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

            (5) OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the sum of (1) 100% of the principal amount of any notes being redeemed plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

            (6) MANDATORY REDEMPTION. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

            (7) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed.

            (8) DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

            (9)   RESTRICTIVE   COVENANTS.  The  Indenture  and  the   Officers'
      Certificate impose certain limitations on the Company's and its Subsidiaries', including limitations on the Company's and its subsidiaries ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company's ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officers' Certificate for a description thereof.

            (10) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

            (11) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

            (12) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to make any change that would not adversely affect the legal rights under the Indenture of any such Holder, to provide for the issuance of any additional notes as permitted by the Indenture, to appoint a successor trustee with respect to the notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the indenture by more than one trustee, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

            (13) DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

            (14) TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

            (15) NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

            (16) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            (17) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            (18) REGISTRATION RIGHTS OF HOLDERS. In addition to the rights provided to Holders of Notes under the Indenture, Holders of restricted Notes will have all the rights set forth in the Registration Rights Agreement, dated as of November 18, 2004, between the Company and the other parties named on the signature pages thereof (the "Registration Rights Agreement").

            (19) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

            (20) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

      The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                                   Amgen Inc.
                             One Amgen Center Drive
                          Thousand Oaks, CA 91320-1799
                          Attention: Investor Relations

                                 ASSIGNMENT FORM

      To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: __________________________________
                                                (Insert assignee's legal name)

_______________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _______________

                                    Your Signature: ___________________________
                                             (Sign exactly as your name appears
                                              on the face of this Note)

Signature Guarantee*: _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     Annex B Form of 4.85% Senior Notes due 2014

                                 [Face of Note]

                                                          CUSIP/CINS ___________

                           4.85% Senior Notes due 2014

No. ___                                                            $____________

                                   AMGEN INC.

promises to pay to CEDE & CO. or registered assigns,

the principal sum of _____________________ on November 18, 2014.

Interest Payment Dates: May 18 and November 18

Record Dates: 15th day prior to May 18 and November 18

Dated: November 18, 2004

                                               AMGEN INC.

                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

JPMorgan Chase Bank, N.A.,
  as Trustee

By:
    -----------------------------
         Authorized Officer

                                 [Back of Note]
                           4.85% SENIOR NOTES DUE 2014

[GLOBAL LEGEND]

      THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY OR A NOMINEE OF THE DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITORY.

[TRANSFER RESTRICTED LEGEND]

      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE
HOLDER (I) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E)
PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO ANY TRANSFER, THE HOLDER OF
THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS

LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTES, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A NON-U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION." "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTION.

      Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            (1) INTEREST. Amgen Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at 4.85% per annum from November 18, 2004 until maturity and shall pay the Special Interest (as defined in the Registration Rights Agreement), if any, payable pursuant to Section 4 of the Registration Rights Agreement referred to below. The Company will pay interest and Special Interest, if any, semi-annually in arrears on May 18 and November 18 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that the first Interest Payment Date shall be May 18, 2005; provided further that after May 18, 2005, if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date.

            (2) METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Special Interest, if any, to the Persons who are registered Holders of Notes at the close of business on the day that is 15 days prior to the next succeeding Interest Payment Date
      (whether or not such day is a Business Day), even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.13 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, interest and Special Interest, if any, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York (or, if the Company fails to maintain such office or agency, at the corporate trust office of the trustee in New York, New York or if the trustee does not maintain an office in New York, at the office of a paying agent in New York), or, at the option of the Company, payment of interest and Special Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and Special Interest, if any, on, all Global Securities and all other Notes the Holders of which will have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in the currency of the United States of America.

            (3) PAYING AGENT AND REGISTRAR. Initially, JPMorgan Chase Bank, N.A., the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

            (4)  INDENTURE.  The terms of the Notes include those stated in  the
      Indenture and those made part of the Indenture by the Officers' Certificate dated November 18, 2004 delivered pursuant thereto (the "Officers' Certificate") and the TIA. The Notes are subject to all such terms, and the Holders are referred to the Indenture and the TIA for a statement of them.

            (5) OPTIONAL REDEMPTION. At any time prior to maturity, the Company will have the option to redeem all or a part of the Notes upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the sum of (1) 100% of the principal amount of any notes being redeemed plus accrued and unpaid interest to, but not including, the redemption date, and (2) the Make-Whole Amount. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.

            (6) MANDATORY REDEMPTION. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

            (7) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed.

            (8) DEFEASANCE PRIOR TO MATURITY. The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein.

            (9)   RESTRICTIVE   COVENANTS.  The  Indenture  and  the   Officers'
      Certificate impose certain limitations on the Company's and its Subsidiaries', including limitations on the Company's and its subsidiaries ability to create or incur certain Liens on any of their respective properties or assets and to enter into certain sale and lease-back transactions and on the Company's ability to engage in mergers or consolidations or the conveyance, transfer or lease of all or substantially all of its properties and assets. These limitations are subject to a number of important qualifications and exceptions and reference is made to the Indenture and the Officers' Certificate for a description thereof.

            (10) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of

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

      any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

            (11) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

            (12) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes voting as a single class, and any existing Default or Event or Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to make any change that would not adversely affect the legal rights under the Indenture of any such Holder, to provide for the issuance of any additional notes as permitted by the Indenture, to appoint a successor trustee with respect to the notes and to add to or change any of the provisions of the Indenture necessary to provide for the administration of the trusts in the indenture by more than one trustee, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

            (13) DEFAULTS AND REMEDIES. If an Event of Default shall occur and be continuing, the principal of the Notes may be declared (or, in certain cases, shall ipso facto become) due and payable in the manner and with the effect provided in the Indenture.

            (14) TRUSTEE DEALINGS WITH COMPANY. The Trustee under the Indenture, in its individual or any other capacity, may deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

            (15) NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

            (16) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            (17) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            (18) REGISTRATION RIGHTS OF HOLDERS. In addition to the rights provided to Holders of Notes under the Indenture, Holders of restricted Notes will have all the rights set forth in the Registration Rights Agreement, dated as of November 18, 2004, between the Company and the other parties named on the signature pages thereof (the "Registration Rights Agreement").

            (19) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

            (20) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE AND THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

      The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                                   Amgen Inc.
                             One Amgen Center Drive
                          Thousand Oaks, CA 91320-1799
                          Attention: Investor Relations

                                 ASSIGNMENT FORM

      To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: _________________________________
                                               (Insert assignee's legal name)

_______________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:  _______________

                               Your Signature: ________________________________
                                          (Sign exactly as your name appears on
                                           the face of this Note)

Signature Guarantee*: _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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